UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           January 25, 2006
                                                     ---------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


           Delaware                  1-12001                  25-1792394
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)

 1000 Six PPG Place, Pittsburgh, Pennsylvania                      15222-5479
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    (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

          In accordance with the Company's Annual Incentive Plan for 2005, a cash payment to each of the executive officers named below was authorized as a result of a number of key financial and other targets established under the Plan having been substantially exceeded. In addition, in light of the 2005 performance of those executive officers, which included their respective contributions to the Company substantially outperforming the pre-set business plan goals for income before taxes and cash flow in 2005, as well as their respective roles in the implementation of operating and strategic measures deemed critical to future growth of the Company, additional discretionary cash payments to those officers in the following amounts were authorized:


     L. Patrick Hassey, Chairman, President and Chief Executive Officer          $1,282,000
     Richard J. Harshman, Executive Vice President and Chief Financial Officer   $  135,000
     Douglas A. Kittenbrink, Executive Vice President, ATI Business Systems
              and Group President, Engineered Products Segment                   $  135,000
     Jack W. Shilling, Executive Vice President, Corporate Development
              and Chief Technical Officer                                        $  135,000
     Jon D. Walton, Executive Vice President, Human Resources, Chief Legal
              and Compliance Officer, General  Counsel, and Corporate Secretary  $  135,000

Other payments under the Annual Incentive Plan for 2005 were also approved, including discretionary bonus payments for certain other participants in the Plan.

Item 2.02 Results of Operations and Financial Condition

On January 25, 2006, Allegheny Technologies Incorporated issued a press release with respect to its fourth quarter 2005 and full-year 2005 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K.

Item 8.01 Other Events.

As previously reported, the Company's appeal of an adverse jury verdict in favor of the San Diego Unified Port District in the amount of $22.7 million was denied on January 5, 2006. The case concerned a lease of real property located in San Diego, California. The Company has determined to pay the judgment together with interest thereon. This amount had been fully reserved and no additional accounting charge will be incurred.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

          Exhibit 99.1 Press release dated January 25, 2006

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ALLEGHENY TECHNOLOGIES INCORPORATED


                                 By: /s/ Jon D. Walton
                                     -------------------------------------------
                                     Jon D. Walton
                                     Executive Vice President, Human Resources,
                                     Chief Legal and Compliance Officer

Dated:  January 25, 2006

                                  EXHIBIT INDEX
                                  -------------


               Exhibit 99.1 Press release dated January 25, 2006.